Fees Summary	Nov. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 396,928,000.00
Previously Paid Amount	0.00
Total Fee Amount	54,815.76
Total Offset Amount	54,815.76
Net Fee	$ 0.00
Final Prospectus	false